SCHEDULE OF OMITTED

                                 PROMISSORY NOTE

The Company has also entered into five additional Promissory Notes which are substantially identical to the Promissory Note previously filed as Exhibit 10.9 to the Annual Report on Form 10-K of the Registrant for the fiscal year ended December 31, 1998, Commission File No. 1-9360, filed on March 24, 1999 in all material respects except as to the Borrower, Principal Balance and Monthly Payment. Listed below are the material details in which such documents differ from the document filed as part of the Form of Promissory Note to General Electric Capital Assurance Company.



                     Borrower                Principal Balance   Monthly Payment
------------------------------------------- ------------------- ----------------

AIOP Brentwood West, L.L.C.                   $  7,400,000.00     $  51,669.00

AIOP Serendipity, L.L.C.                      $  4,900,000.00     $  36,534.00

Prime-Forest Partners                         $  1,955,000.00     $  14,994.00

Asset Investors Operating Partnership, L.P.   $  1,250,000.00     $   9,587.00

Asset Investors Operating Partnership, L.P.   $  4,700,000.00     $  36,552.00